Exhibit 99.1

Skydance Corporation

Announces:

Expiration, Pricing Terms, and Settlement of Exchange Offers and Tender Offers

Los Angeles and New York, October 6, 2026 –SKYDANCE CORPORATION (F/K/A Paramount Skydance Corporation) (NYSE: SKYD) (the “Company”) announced today the final tender results of its previously announced (i) offers to purchase (the “Tender Offers” and each, a “Tender Offer”) for cash, upon the terms and subject to the conditions set forth in the related offer to purchase (the “Offer to Purchase”), any and all of the identified notes in each series of the Existing Tender Offer Notes (defined by reference to the first table set forth below) issued by Discovery Global Holdings, Inc. (formerly WarnerMedia Holdings, Inc.) (the “DGH Issuer”) and Discovery Communications, LLC (the “DCL Issuer” and together with the DGH Issuer, each a “WBD Issuer” and collectively the “WBD Issuers”), as applicable, and (ii) offers to exchange (the “Exchange Offers” and each, an “Exchange Offer” and, together with the Tender Offers, the “Offers” and each, an “Offer”), upon the terms and subject to the conditions set forth in the related exchange offer memorandum (the “Offering Memorandum”), any and all of the identified notes in each series of the Existing Exchange Offer Notes (defined by reference to the second table set forth below) (together with the Existing Tender Offer Notes, the “Offer Notes”) issued by the applicable WBD Issuer for notes to be newly issued by the Company (the “New SKYD Notes”).

The Offers were made in connection with the acquisition (the “Acquisition”) by the Company of Warner Bros. Discovery, Inc. (“WBD”), which Acquisition was consummated earlier today, October 6, 2026.

The Offers expired at 5:00 p.m., New York City time, on October 6, 2026 (the “Expiration Date”). Settlement of the Offers is expected to occur on October 9, 2026 (the “Settlement Date”), subject to all the conditions to the applicable Offer having been satisfied or waived by the Company.

Tender Offers

As of the Expiration Date, based on information provided by Global Bondholder Services Corporation, the tender agent and information agent for the Tender Offers, approximately 98.83% of the aggregate principal amount of Existing Tender Offer Notes were validly tendered in the Tender Offers. As previously announced, holders of Existing Tender Offer Notes who validly tendered (and did not validly withdraw) their Existing Tender Offer Notes in the applicable Tender Offer at or prior to the Expiration Date, and who beneficially owned such tendered Existing Tender Offer Notes on the Expiration Date, are eligible to receive, for each $1,000 in aggregate principal amount of Existing Tender Offer Notes validly tendered and accepted for purchase pursuant to the Tender Offers, consideration (the “Tender Consideration”) determined by reference to the applicable fixed spread specified in the table below for each series of Existing Tender Offer Notes over the yield (the “Reference Yield”) based on the bid-side price of the applicable U.S. Treasury Security specified in the table below. The Reference Yields listed in the table below were determined (pursuant to the Offer to Purchase) by the dealer managers at 10:00 a.m., New York City time, today, October 6, 2026. In addition to the Tender Consideration, the Company will pay in cash accrued and unpaid interest on the Existing Tender Offer Notes accepted in the Tender Offers from the applicable latest interest payment date for such series of Existing Tender Offer Notes to, but not including, the Settlement Date.

The following table sets forth the aggregate principal amounts of each series of Existing Tender Offer Notes that the Company has accepted for purchase on the Settlement Date and pricing information for the Tender Offers:

Existing Tender Offer Notes	Issuer of Existing Tender Offer Notes	CUSIP No. / Common Code / ISIN Eligible to Participate in the Tender Offers(1)	Aggregate Principal Amount Eligible to Participate in the Tender Offers Prior to Expiration	Aggregate Principal Amount Tendered as of Expiration Date(2)	Reference U.S. Treasury Security	Reference Yield	Fixed Spread (basis points)	Tender Consideration(3)
3.755% Senior Notes due 2027	DGH Issuer	254948 AH5 US254948AH58 254948 AN2 US254948AN27 U25483 AA3 USU25483AA38	$1,189,336,000	$1,182,277,000	4.250% U.S.T. due March 15, 2027	4.230%	0 bps	$997.93
3.950% Senior Notes due 2028	DCL Issuer	25470D CP2 US25470DCP24	$1,234,458,000	$1,213,171,000	3.875% U.S.T. due March 15, 2028	4.711%	0 bps	$989.45

(1)	No representation is made as to the correctness or accuracy of the identifiers listed in this press release or printed on the Existing Tender Offer Notes. Such identifiers are provided solely for the convenience of the holders.
(2)	As reported by Global Bondholder Services, the tender agent and information agent for the Tender Offers.
(3)	Payable for each $1,000 in aggregate principal amount of Existing Tender Offer Notes tendered as of the Expiration Date and accepted for purchase by the Company.

Existing Tender Offer Notes that are accepted and purchased on the Settlement Date will be cancelled and will no longer remain outstanding obligations of the WBD Issuers. Existing Tender Offer Notes not tendered pursuant to the Tender Offers will remain outstanding obligations of the DCL Issuer or the DGH Issuer, as applicable.

Exchange Offers

As of the Expiration Date, based on information provided by Global Bondholder Services Corporation, the exchange agent and information agent for the Exchange Offers, approximately 99.15% of the aggregate principal amount of Existing Exchange Offer Notes were validly tendered in the Exchange Offers. As previously announced, holders of Existing Exchange Offer Notes who validly tendered (and did not validly withdraw) their Existing Exchange Offer Notes in the applicable Exchange Offer at or prior to the Expiration Date, and who beneficially own such tendered Existing Exchange Offer Notes on the Expiration Date, are eligible to receive $1,000 or €1,000, as applicable, in aggregate principal amount of the applicable series of New SKYD Notes for each $1,000 or €1,000, as applicable, principal amount of Existing Exchange Offer Notes validly tendered for exchange (the “Exchange Consideration”). Interest on the New SKYD Notes will accrue from (and including) the most recent date on which interest has been paid on the corresponding series of Existing Exchange Offer Notes accepted in the Exchange Offers. On the first interest payment date following the Settlement Date, the Company will pay interest equal to the sum of (i) all accrued and unpaid interest on the Existing Exchange Offer Notes accepted in the Exchange Offers from the latest applicable interest payment date for such series of Existing Exchange Offer Notes to, but not including, the Settlement Date plus (ii) all accrued and unpaid interest on the New SKYD Notes from, and including, the Settlement Date to, but not including, such interest payment date.

The following table sets forth the aggregate principal amounts of each series of Existing Exchange Offer Notes that the Company has accepted for exchange:

Existing Exchange Offer Notes	Issuer of Existing Exchange Offer Notes	CUSIP No. / Common Code / ISIN Eligible to Participate in the Exchange Offers(1)	Aggregate Principal Amount Eligible to Participate in the Exchange Offers Prior to Expiration	Aggregate Principal Amount Tendered as of Expiration Date(2)	Exchange Consideration(3)
4.125% Senior Notes due 2029	DCL Issuer	25470D CQ0 US25470DCQ07	$655,825,000	$654,158,000	$1,000 in aggregate principal amount of 6.250% Senior Secured Second Lien Notes due 2029
3.625% Senior Notes due 2030	DCL Issuer	25470D CR8 US25470DCR89	$914,183,000	$901,354,000	$1,000 in aggregate principal amount of 4.875% Senior Secured Second Lien Notes due 2030
5.000% Senior Notes due 2037	DCL Issuer	25470D CS6 US25470DCS62	$453,281,000	$447,251,000	$1,000 in aggregate principal amount of 5.000% Senior Secured Second Lien Notes due 2037
6.350% Senior Notes due 2040	DCL Issuer	25470D CT4 US25470DCT46	$438,102,000	$431,542,000	$1,000 in aggregate principal amount of 6.350% Senior Secured Second Lien Notes due 2040

Existing Exchange Offer Notes	Issuer of Existing Exchange Offer Notes	CUSIP No. / Common Code / ISIN Eligible to Participate in the Exchange Offers(1)	Aggregate Principal Amount Eligible to Participate in the Exchange Offers Prior to Expiration	Aggregate Principal Amount Tendered as of Expiration Date(2)	Exchange Consideration(3)
4.950% Senior Notes due 2042	DCL Issuer	25470D CU1 US25470DCU19	$130,366,000	$130,307,000	$1,000 in aggregate principal amount of 4.950% Senior Secured Second Lien Notes due 2042
4.875% Senior Notes due 2043	DCL Issuer	25470D CV9 US25470DCV91	$141,584,000	$141,484,000	$1,000 in aggregate principal amount of 4.875% Senior Secured Second Lien Notes due 2043
5.200% Senior Notes due 2047	DCL Issuer	25470D CW7 US25470DCW74	$3,161,000	$2,878,000	$1,000 in aggregate principal amount of 5.200% Senior Secured Second Lien Notes due 2047
5.300% Senior Notes due 2049	DCL Issuer	25470D CX5 US25470DCX57	$247,860,000	$247,683,000	$1,000 in aggregate principal amount of 5.300% Senior Secured Second Lien Notes due 2049
4.054% Senior Notes due 2029	DGH Issuer	254948 AJ1 US254948AJ15 254948 AP7 US254948AP74 U25483 AB1 USU25483AB11	$1,353,828,000	$1,343,925,000	$1,000 in aggregate principal amount of 6.304% Senior Secured Second Lien Notes due 2029
4.279% Senior Notes due 2032	DGH Issuer	254948 AK8 US254948AK87 254948 AQ5 US254948AQ57	$2,691,764,000	$2,673,619,000	$1,000 in aggregate principal amount of 4.904% Senior Secured Second Lien Notes due 2032
5.050% Senior Notes due 2042	DGH Issuer	254948 AL6 US254948AL60 254948 AR3 US254948AR31 U25483 AD7 USU25483AD76	$4,104,687,000	$4,065,355,000	$1,000 in aggregate principal amount of 5.050% Senior Secured Second Lien Notes due 2042
5.141% Senior Notes due 2052	DGH Issuer	254948 AM4 US254948AM44 254948 AS1 US254948AS14	$949,883,000	$944,414,000	$1,000 in aggregate principal amount of 5.141% Senior Secured Second Lien Notes due 2052
4.302% Senior Notes due 2030	DGH Issuer	XS3393993285 339399328	€236,752,000	€235,100,000	€1,000 in aggregate principal amount of 5.802% Senior Secured Second Lien Notes due 2030
4.693% Senior Notes due 2033	DGH Issuer	XS3393994507 339399450	€316,641,000	€311,447,000	€1,000 in aggregate principal amount of 5.068% Senior Secured Second Lien Notes due 2033

(1)	No representation is made as to the correctness or accuracy of the identifiers listed in this press release or printed on the Existing Exchange Offer Notes. Such identifiers are provided solely for the convenience of the holders.
(2)	As reported by Global Bondholder Services, the exchange agent and information agent for the Exchange Offers.
(3)	Consideration (i) per $1,000 in aggregate principal amount of U.S. dollar-denominated Existing Exchange Offer Notes tendered and (ii) per €1,000 in aggregate principal amount of Euro-denominated Existing Exchange Offer Notes.

Existing Exchange Offer Notes acquired in the Exchange Offers will be retired and cancelled. Existing Exchange Offer Notes not acquired in the Exchange Offers will remain outstanding obligations of the DCL Issuer or DGH Issuer, as applicable.

The Exchange Offers were made pursuant to an exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and were not registered under any state or foreign securities laws. The New SKYD Notes may not be offered or sold in the United States or to any U.S. persons (as defined below) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers were made, and the New SKYD Notes were offered and issued, only to holders of applicable Existing Exchange Offer Notes who were (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (b) not “U.S. persons,” as defined in Rule 902 of Regulation S under the Securities Act (such holders, “Eligible Holders”).

General

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security, and does not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

About Skydance Corporation

Skydance Corporation is a next-generation global media and entertainment company, composed of three business segments: Studios, Direct-to-Consumer, and TV Media. The Company’s portfolio unites legendary brands, including Paramount, Warner Bros., HBO and HBO Max, Paramount+, Pluto TV, CBS, CNN, CBS Sports, TNT Sports, Nickelodeon, Cartoon Network, MTV, Food Network, BET, HGTV, and Comedy Central.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” regarding the transactions referred to herein. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company or WBD.

Risks and uncertainties include, but are not limited to: the possibility that the transactions described herein will not be completed in the expected timeframe or at all; risks that the expected benefits, synergies and opportunities of the completed acquisition may not be realized or may take longer to realize than expected; risks and costs associated with the integration of the business of WBD, including the ability to integrate successfully and to achieve anticipated synergies and financial targets; risks that the combined company may not achieve the expected run-rate synergies, net leverage, free cash flow or other financial goals described in this press release within the expected timeframes or at all; potential disruption to business operations and relationships as a result of the completed acquisition and ongoing integration; the risk of stockholder litigation relating to the acquisition of WBD; risks related to the Company’s streaming business; the adverse impact on the Company’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to the Company’s decisions to invest in new businesses, products, services and technologies, and the evolution of the Company’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of the Company’s content; damage to the Company’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining the Company’s intellectual property rights; domestic and global political, economic and regulatory factors affecting the Company’s business generally or the completed acquisition of WBD; the inability to hire or retain key employees or secure creative talent; disruptions to the Company’s operations as a result of labor disputes; risks and costs associated with the integration of, and the Company’s ability to integrate, the businesses of Paramount Global, Skydance Media LLC (“Skydance”) and WBD successfully and to achieve anticipated synergies, including in the amounts or on the timelines anticipated to realize such synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance potentially resulting in substantial costs; volatility in the price of the Company’s Class B common stock; the effect the Company’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in the Company, including that the Company’s stockholders may not realize any change of control premium on shares of the Company’s Class B common stock and that the Company may become subject to the control of a presently unknown third party; risks associated with the Company’s status as a “controlled company” under NYSE rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of the Company’s Class B common stock; risks that anti-takeover provisions in the Company’s amended and restated certificate of incorporation (“Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay, or prevent a change of control; risks that exclusive forum provisions in the Company’s Charter could limit a stockholder's choice of forum for certain claims and discourage lawsuits against the Company’s directors and officers; risks that corporate opportunity provisions in the Company’s Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to the Company; risks associated with the Company’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; risks related to the combined company’s ability to incur substantially more debt and its ability to meet the financial and other covenants contained in the agreements governing its substantial indebtedness; risks relating to the combined company’s ability to deleverage the business in accordance with management’s targets, including risks arising from assumptions, uncertainties and contingencies that may affect the Company’s ability to reduce indebtedness; risks relating to management’s ability to execute on its strategic plan and improve the combined company’s financial profile and cash flows from operations; and risks relating to any capital or other financing the combined company may have to raise in order to reduce its indebtedness following the acquisition of WBD. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of the Company and WBD can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, as amended by the Company’s Annual Report on Form 10-K/A, filed with the SEC on April 24, 2026, as superseded by, and solely to the extent set forth in, the Company’s Current Report on Form 8-K, filed with the SEC on October 6, 2026, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and the Company’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, WBD’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 6, 2026, in each case, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC, including filings related to the acquisition of WBD. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, https://ir.paramount.com/sec-filings/paramount, https://ir.corporate.discovery.com/financials/sec-filings, as applicable, or on request from the Company or WBD. Neither the Company nor WBD undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Media Contacts:

Melissa Zukerman / Laura Watson

msz@paramount.com / laura.watson@paramount.com

Brunswick Group

ParamountSkydance@brunswickgroup.com

Gagnier Communications

Dan Gagnier

dg@gagnierfc.com

Investor Contacts:

Kevin Creighton / Logan Thomas

kevin.creighton@paramount.com / logan.thomas@paramount.com